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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                  July 20, 2005
                        (Date of earliest event reported)
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                              UNITED MORTGAGE TRUST
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             (Exact name of registrant as specified in its charter)


         Delaware                000-32409                75-6493585
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    (State of formation)   (Commission File Number)        (IRS EIN)


                5740 Prospect Avenue, Suite 1000, Dallas TX 75206
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           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (214) 237-9305
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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United Mortgage Trust ("UMT") hereby amends its Current Report on Form 8-K filed on July 20, 2005 under Item 7.01 to check the box above indicating that the information contained in that report includes soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) and to provide the following additional information about the proposed Merger between UMT and UMT Holdings, L.P. that is discussed in that report.

ITEM 8.01 OTHER EVENTS

This report is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, and is not intended to be a proxy solicitation.

Additional Information About the Merger

UMT will file a proxy statement and other documents with the Securities and Exchange Commission regarding the Merger, and other matters. A definitive proxy statement will be sent to UMT's shareholders, seeking their approval of the Merger and the definitive merger agreement. You should read the proxy because it includes important information about the Merger. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company with the SEC, for free, at the SEC's website, www.sec.gov. Copies of the proxy statement and other documents filed by the Company with the SEC may also be obtained, for free, by directing your request to Cricket Griffin at (214) 237-9305 or cgriffin@umth.com.

Participants in the Transaction

United Mortgage Trust and its trustees and UMT Advisors, Inc. and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of United Mortgage Trust shareholders. These individuals may have an interest in the Merger, including as a result of holding options or shares of beneficial interest in UMT. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Information regarding UMT's trustees and about UMT Advisors, Inc. and its directors, executive officers is included in UMT's Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2004. This document is available free of charge at the SEC's website at http://www.sec.gov and from UMT at http://www.unitedmortgagetrust.com. Investors and security holders may obtain additional information about the interests of the UMT trustees and the executive officers and directors of UMT Advisors, Inc. in the Merger by reviewing the proxy statement related to the transaction once it has been filed with the SEC.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               UNITED MORTGAGE TRUST
August 2, 2005                                 /S/Christine A. Griffin
                                               Christine A. Griffin
                                               President